Accrued liabilities and other current liabilities - Accrued and Other Current Liabilities (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Accrued liabilities and other current liabilities
Logistics expenses payables	$ 1,458,912	$ 1,041,570
Deposits from distributors	223,157	262,641
Payables for service procurement in connection with service revenue	927,781	2,222,142
Refund obligation of sales returns	236,547	634,119
Others	1,011,274	878,389
Total	$ 3,857,671	$ 5,038,861